UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        October 28, 2005
                                                --------------------------------



                          GS Mortgage Securities Corp.
  (as depositor for the GSAA Home Equity Trust 2005-12 to be formed pursuant to a Trust Agreement, dated as of November 1, 2005, relating to the GSAA Home
        Equity Trust 2005-12, Asset-Backed Certificates, Series 2005-12)
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             (Exact name of registrant as specified in its charter)



        Delaware                       333-127620-04             13-3387389
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



  85 Broad Street, New York, New York                                10004
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code        (212) 902-1000
                                                  ------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events
             ------------

            Attached as Exhibit 4 is the Master Servicing and Trust Agreement (as defined below) for GSAA Home Equity Trust 2005-12, Asset-Backed Certificates, Series 2005-12. On October 28, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of October 1, 2005 (the "Master Servicing and Trust Agreement"), among Deutsche Bank National Trust Company, as a Custodian, J.P. Morgan Trust Company, National Association, as a custodian, Wells Fargo Bank, N.A., as master servicer, securities administrator and a custodian, the Company, as depositor, and HSBC Bank USA, National Association, as trustee, of GSAA Home Equity Trust 2005-12, Asset-Backed Certificates, Series 2005-12 (the "Certificates"), issued in twenty-one classes. The Class AV-1, Class AF-2, Class AF-3, Class AF-3W, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class R-1 and Class R-2 Certificates, with an aggregate scheduled principal balance as of October 28, 2005 of $562,472,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of October 25, 2005, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Master Servicing and Trust Agreement.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

Exhibit 4 Master Servicing and Trust Agreement, dated as of October 1, 2005, among the Company, as depositor, Deutsche Bank National Trust Company, as a custodian, J.P. Morgan Trust Company, National Association, as a custodian, Wells Fargo Bank, N.A., as master servicer, securities administrator and a custodian, and HSBC Bank USA, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORP.



November 15, 2005

                                   By:   /s/ Michelle Gill
                                      ----------------------------------------
                                      Name:  Michelle Gill
                                      Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.        Description                                    Electronic (E)
---------------    -----------                                    --------------

      4            Master Servicing and Trust Agreement,                E
                   dated as of October 1, 2005, among the
                   Company, as depositor, Deutsche Bank
                   National Trust Company, as a custodian,
                   J.P. Morgan Trust Company, National
                   Association, as a custodian, Wells
                   Fargo Bank, N.A., as master servicer,
                   securities administrator and a custodian, and HSBC Bank USA, National Association, as trustee.